UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2019

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 235-2452

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on March 14, 2019, PHI, Inc. (the “Company”) and its principal U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

Chapter 11 Plan and Disclosure Statement

On April 1, 2019, the Debtors filed a joint chapter 11 plan of reorganization (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan is subject to confirmation by the Bankruptcy Court and acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code). The Plan provides for the issuance of shares of new common stock to holders of certain classes of secured and unsecured claims. The descriptions of the Plan and Disclosure Statement are qualified in their entirety by reference to the Plan and the Disclosure Statement, copies of which are attached herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

No Recovery to Current Equity Holders

The Plan contemplates that the Company’s existing equity holders would receive no recovery and that the existing voting and non-voting common stock would be cancelled.

Treatment of Other Claimants

The treatment of various non-equity claimants is described in Article III of the Plan and principally in Article VI of the Disclosure Statement. The Plan contemplates that the rights of certain unsecured creditors would depend upon whether the holders of the Company’s unsecured senior notes vote in favor of the Plan. Under the Chapter 11 Cases, the ultimate recovery of the non-equity claimants will depend upon various factors, including whether the Plan in the form filed herewith is modified and whether it is confirmed by the Bankruptcy Court.

Other

Nothing contained in this current report on Form 8-K, the Plan or the Disclosure Statement is a solicitation of acceptance or rejection of the Plan. The Company expects to discuss the terms of the Plan with various claimants, and anticipates that those discussions could cause it to modify the Plan and Disclosure Statement. Acceptances or rejections of the Plan will only be solicited after a definitive Disclosure Statement has been approved by the Bankruptcy Court.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. For the reasons noted above, the Company expects that its equity holders may experience a significant or complete loss of their investment, depending on the ultimate outcome of the Chapter 11 Cases.

Additional information about the Chapter 11 Cases can be found by visiting PHI’s dedicated microsite: http://restructuring.phihelico.com. Claims information can be found at: https://cases.primeclerk.com/PHI. PHI has also established a hotline to ensure a prompt response to questions, which may be accessed at +1 (844) 216-8745 in the U.S. and Canada or by dialing +1 (347) 761-3249 internationally.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this current report on Form 8-K are “forward-looking” statements, as defined by (and subject to the “safe harbor” protections under) the federal securities laws. When used herein, the words “anticipates,” “expects,” “believes,” “seeks,” “hopes,” “intends,” “plans,” “projects,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. These forward-looking statements, and the assumptions on which they are based, (i) are not guarantees of future events, (ii) are inherently speculative and (iii) are subject to significant risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in those statements if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect. All of the Company’s forward-looking statements are qualified in their entirety by reference to the Company’s discussion of certain important factors that could cause the Company’s actual results to differ materially from those anticipated, estimated, projected or implied in those forward-looking statements.

Factors that could cause the Company’s results to differ materially from the expectations expressed in such forward-looking statements include but are not limited to risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of the Bankruptcy Court rulings in the Chapter 11 Cases, the Company’s ability to obtain Bankruptcy Court approval of its plan of reorganization and the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue and execute its business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain its key personnel, uncertainty and continuing risks associated with the Company’s ability to achieve its stated goals and continue as a going concern; the Company’s ability to implement operational improvement efficiencies; the trading price and volatility of the Company’s common stock, as well as other risks referenced from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned not to unduly rely upon the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Further, the Company may make changes to its intentions or plans at any time, without notice and for any reason. For these reasons, the Company can provide no assurances as to the ultimate outcome of the Chapter 11 Cases, including the ultimate recoveries of the various classes of claimants described herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Chapter 11 Plan of Reorganization, dated April 1, 2019

99.2	Disclosure Statement, dated April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: April 2, 2019	By:	/s/ Trudy P. McConnaughhay
Trudy P. McConnaughhay
Chief Financial Officer and Secretary